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                                                             Exhibit 99.906.CERT

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Ohio Limited Maturity Municipals Portfolio (the "Portfolio") that:

(a) the Semi-Annual Report of the Portfolio on Form N-CSR for the period ended September 30, 2004 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Ohio Limited Maturity Municipals Portfolio

Date:  November 17, 2004
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 /s/William J. Austin, Jr.
--------------------------
William J. Austin, Jr.
Treasurer

Date:  November 17, 2004
      ------------------

 /s/Thomas J. Fetter
--------------------
Thomas J. Fetter
President